UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 16, 2019

INSMED INCORPORATED

(Exact Name of Registrant as Specified in Charter)

Virginia	000-30739	54-1972729
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10 Finderne Avenue, Building 10

Bridgewater, New Jersey 08807

(Address of Principal Executive Offices, and Zip Code)

(908) 977-9900

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                      Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	INSM	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02 — Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 16, 2019, at the annual meeting of shareholder of Insmed Incorporated (the “Company” and the “Annual Meeting”), the Company’s shareholders approved the Insmed Incorporated 2019 Incentive Plan (the “2019 Incentive Plan”), which was previously adopted by the Company’s Board of Directors.

A summary of the material terms and conditions of the 2019 Incentive Plan is included in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 4, 2019 (the “Proxy Statement”) under “Proposal No. 4: Approval of the 2019 Insmed Incorporated Incentive Plan,” which summary is incorporated herein by reference. This summary is qualified in its entirety by, and should be read in conjunction with, the 2019 Incentive Plan, which was included as Appendix A to the Proxy Statement.

ITEM 5.07 — Submission of Matters to a Vote of Security Holders.

A total of 77,591,460 shares of the Company’s common stock were entitled to vote as of March 22, 2019, the record date for the Annual Meeting. There were 68,343,899 shares present in person or by proxy at the Annual Meeting, at which shareholders voted on four proposals. Set forth below are the matters acted upon by the shareholders, and the final voting results of each such matter.

Proposal 1.  Election of Three Class I Directors.

By the following votes, shareholders elected Alfred F. Altomari, Steinar J. Engelsen, M.D., and William H. Lewis to serve as Class I directors until the Company’s 2022 Annual Meeting of Shareholders:

	For	Withheld	Broker Non-Votes

Alfred F. Altomari	41,591,596	16,327,480	10,424,823
Steinar J. Engelsen, M.D.	56,305,736	1,613,340	10,424,823
William H. Lewis	56,551,700	1,367,376	10,424,823

Proposal 2.  Advisory Vote on the 2018 Compensation of Named Executive Officers.

By the following vote, shareholders approved, on an advisory, non-binding basis, the 2018 compensation of the Company’s named executive officers, as disclosed in the Proxy Statement:

For	Against	Abstentions	Broker Non- Votes
55,096,874	2,591,531	230,671	10,424,823

Proposal 3.  Ratification of the Appointment of an Independent Registered Public Accounting Firm.

By the following vote, shareholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2019:

For	Against	Abstentions
67,555,365	576,662	211,872

Proposal 4.  Approval of the Insmed Incorporated 2019 Incentive Plan.

By the following vote, shareholders approved the 2019 Incentive Plan:

For	Against	Abstentions	Broker Non- Votes
57,046,935	852,438	19,703	10,424,823

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 17, 2019	INSMED INCORPORATED

	By:	/s/ Christine Pellizzari
	Name:	Christine Pellizzari
	Title:	Chief Legal Officer

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